2018 Restricted Stock Unit Award - Directors
Draft of 2/12/18

LCI INDUSTRIES
RESTRICTED STOCK UNIT AWARD AGREEMENT
PURSUANT TO LCI INDUSTRIES
EQUITY AWARD AND INCENTIVE PLAN,
AS AMENDED AND RESTATED
This RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) made and entered into as of May 24, 2018 (the “Award Date”), between LCI INDUSTRIES, a Delaware corporation (the “Corporation”), and______________ (the “Participant”), a Director of the Corporation, sets forth the terms and conditions of a Restricted Stock Unit Award issued pursuant to the LCI Industries Equity Award and Incentive Plan, as Amended and Restated, which may be amended or supplemented hereafter (the “Plan”), a copy of which the Participant hereby acknowledges receiving.
1.Capitalized terms used herein but not defined shall have the meanings prescribed in the Plan.
2.In accordance with the award, and subject to the terms and conditions of the Plan and this Agreement, the Committee hereby grants to the Participant an award of [____]Restricted Stock Units (each a “Unit,” and such award, the “Award”). Each Unit represents the right to receive one share of the Corporation’s common stock, par value $0.01 per share (the “Stock”). Prior to their settlement or forfeiture in accordance with the terms of this Agreement, the Units granted hereunder will be credited to an account in the Participant’s name maintained by the Corporation. This account shall be unfunded and maintained for book-keeping purposes only, with the Units simply representing an unfunded and unsecured contingent obligation of the Corporation.
3.Except as otherwise provided in Section 5, the Award shall become fully vested on May 24, 2019 (the “Vesting Date”) only if the Participant continues to be a Director of the Corporation through the Vesting Date; provided, however, if, prior to the Vesting Date, the Participant completes his or her current term as a Director in good standing and does not run for reelection by the stockholders to the Board for a subsequent term, the Award shall vest in full on the Vesting Date. Notwithstanding anything to the contrary contained herein, the Vesting Date may not be extended. Except as provided above or in Section 5 hereof, the Award shall be forfeited upon the Participant’s termination of service or removal as a Director prior to the Vesting Date.
4.Subject to the terms of this Agreement, after any Units vest pursuant to Section 3 or Section 5, as applicable, the Corporation shall, as soon as practicable (but no later than the 75th day following the

2018 Restricted Stock Unit Award - Directors
Draft of 2/12/18

applicable vesting date), cause to be issued and delivered to the Participant (or, in the case of vesting due to Participant’s death, to the Beneficiary designated by the Participant in his or her most recent beneficiary designation filed with the Committee) one share of Stock in payment and settlement of each vested Unit. If the Units that vest include a fractional Unit, the Corporation shall round the number of vested Units to the nearest whole Unit prior to issuance of shares of Stock as provided herein.
5.a.    If a Change in Control occurs before the Vesting Date and while the Participant continues to be a Director, then the following provisions shall apply:
(i)If this Award is not continued by the Corporation (if it is the ultimate parent corporation surviving the Change in Control) or assumed or replaced (by the surviving, successor or acquiring entity other than the Corporation (the “Successor”)) in connection with the Change in Control, then the unvested Units in this Award shall immediately vest in full as of the date of the Change in Control.
(ii)If this Award is continued by the Corporation or is assumed or replaced by the Successor in connection with the Change in Control and Participant’s service as a Director of the Corporation or such Successor, as the case may be, terminates within twelve (12) months after the Change in Control, then the unvested Units in this Award shall immediately vest in full as of the date the Participant’s service as a Director terminated.
(iii)For purposes of this Section 5.a., this Award will be considered assumed or replaced if, in connection with the Change in Control transaction and in a manner consistent with Code Section 409A, either (A) the contractual obligations represented by this Award are expressly assumed by the Successor (or its parent entity) with appropriate adjustments to the number and type of securities subject to this Award that preserves the intrinsic value of this Award existing at the time of the Change in Control transaction, or (B) the Participant has received a comparable equity award that preserves the intrinsic value of this Award existing at the time of the Change in Control transaction and is subject to substantially similar terms and conditions as this Award.
b.    In the event of the Participant’s death before the Vesting Date, all unvested Units represented by the Award shall become fully vested as of the Participant’s date of death.
c.    In the event of the Participant’s termination of service as a Director due to Disability before the Vesting Date, all unvested Units represented by the Award shall become fully vested as of the date of the termination of Participant’s service due to Disability. The term “Disability” shall mean Participant’s physical or mental disability that renders Participant incapable of performing the essential functions of Participant’s position, with or without reasonable accommodation, and which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined in good faith by the Corporation.

2018 Restricted Stock Unit Award - Directors
Draft of 2/12/18

6.The Units subject to this Award do not entitle the Participant or any Beneficiary to any rights of a holder of the Corporation’s Stock. The Participant or Beneficiary shall not have any of the rights of a stockholder of the Corporation in connection with the grant of Units subject to this Award unless and until shares of Stock are issued to such Participant or Beneficiary upon settlement of the Units as provided in Section 4.
7.The Award is not transferable by the Participant otherwise than by will or the laws of descent and distribution; provided, however, that the designation of a Beneficiary by the Participant shall not constitute a transfer.
8.The Committee shall make or provide for such adjustments to the Units represented by the Award as it shall deem appropriate in accordance with Section 10(c) of the Plan. If the Corporation pays cash dividends on its Stock while any Units subject to this Agreement are outstanding, then on each dividend payment date a dividend equivalent dollar amount equal to the number of Units credited to the Participant’s account pursuant to this Agreement as of the dividend record date times the dollar amount of the cash dividend per share of Stock shall be deemed reinvested in additional Units as of the dividend payment date and such additional Units shall be credited to the Participant’s account. The number of additional Units so credited shall be determined by dividing (1) the amount of cash, or the value (as determined by the Committee) of any securities or other property paid or distributed in respect of one outstanding share of Stock by (2) the Fair Market Value of a share of Stock as of the date of such payment or distribution. Any additional Units so credited will be subject to the same terms and conditions, including the timing of vesting and settlement, applicable to the underlying Units to which the dividend equivalents relate.
9.All notices hereunder shall be in writing, and if to the Corporation, shall be delivered to the Corporation or mailed to the Corporation’s principal office, addressed to the attention of the Corporate Controller, and if to the Participant, shall be delivered or mailed to the Participant at the address set forth herein. Such addresses may be changed at any time by notice as set forth herein. A copy of any notice given hereunder shall be sent simultaneously to the Committee, c/o Vice President - Chief Legal Officer, LCI Industries, 3501 County Road 6 East, Elkhart, IN 46514.
10.All decisions or interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive.
11.This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and the successors and assigns of the Corporation and, to the extent provided in Sections 5 and 6 hereof, the Beneficiary, personal representatives, distributees and legatees of the Participant.
12.Nothing herein shall confer upon the Participant the right to continue as a Director of the Corporation or affect the right of the Corporation to terminate the Participant’s position as a Director.

2018 Restricted Stock Unit Award - Directors
Draft of 2/12/18

13.a.    Notwithstanding any provision of this Agreement to the contrary, the Participant understands and agrees that if he or she has engaged in any “Detrimental Activity” as hereinafter defined, the Participant shall immediately forfeit this Award and any right to receive shares of Stock that have not yet been issued pursuant to Section 4 (including any shares of Stock relating to Units that may be fully vested). At such time as any Units granted hereunder are settled in accordance with Section 4 and shares of Stock are to be delivered to the Participant, he or she may be required to certify in a manner acceptable to the Corporation that he or she is in compliance with the terms and conditions of this Agreement, the Plan and any other agreement between the Participant and the Corporation, and that the Participant is not engaged in any Detrimental Activity. In the event the Participant fails to comply with the provisions of this Agreement, the Plan or any other agreement with the Corporation, or engages in any Detrimental Activity, at any time prior to or during the six months after the Corporation has issued and delivered to her or him the entire amount of shares of Stock in payment and settlement of each vested Unit represented by the Award, such entire Award may be rescinded by the Corporation within one (1) year after the Corporation becomes aware of such failure of compliance or Detrimental Activity, and the Corporation shall notify the Participant in writing of any such rescission within such one-year period. Within ten (10) days after receiving such notice of rescission, the Participant shall pay to the Corporation the entire amount of the Award previously paid to him or her, in such manner and on such terms and conditions as may be required by the Corporation, including, without limitation, payment in cash or by returning to the Corporation the number of shares of Stock that the Participant received in payment and settlement of each vested Unit under the Award.
b.    “Detrimental Activity” means (i) the unauthorized rendering of services for any organization or engaging, directly or indirectly, in any business which is competitive with the business of the Corporation; (ii) the disclosure to any person or entity outside the Corporation, or use in other than the Corporation’s business, without prior written authorization from the Corporation, of any “Confidential Information,” as hereinafter defined or material relating to the business of the Corporation; (iii) activity that results in termination of the Participant’s services as a Director of the Corporation for Cause; or (iv) any other conduct or act reasonably determined by the Corporation to be injurious, detrimental or prejudicial to any interest of the Corporation. “Cause” means Participant’s (a) material violation of, or failure to act upon or report known or suspected violations of, the Corporation’s Guidelines for Business Conduct, as amended from time to time, (b) conviction of, or a plea of nolo contendere with respect to, any felony, (c) commission of any criminal, fraudulent, or dishonest act in connection with Participant’s service as a Director, (d) material breach of this Agreement which, if capable of remedy, continues for a period of 30 days without remedy thereof by Participant after notice thereof, or two or more such breaches in any two month period, or (e) one or more instances of willful misconduct or gross negligence that, individually or in the aggregate, is materially detrimental to the Corporation’s interests.

2018 Restricted Stock Unit Award - Directors
Draft of 2/12/18

c.    “Confidential Information” includes any business, financial and other sensitive, confidential, proprietary and trade secret information which is of unique value to the Corporation. Examples of Confidential Information include: inventions, improvements and designs; new product or marketing plans; business strategies and plans; merger and acquisition targets; financial and pricing information; computer programs, source codes, models and databases; analytical models; human resources strategies; customer lists and information; and supplier and vendor lists and other information which is not generally available to the public.
14.It is the Corporation’s intention that the securities represented by the Award will be exempt from Section 16(b) of the Exchange Act by reason of Rule 16b-3. In the event that exercise of any decision-making power granted by the Plan or this Agreement to the Participant or the Committee will result in the loss of such exemption, then the Participant or the Committee, as the case may be, shall not be entitled to exercise such power, which shall be exercised by the remaining members of the Committee or the Board, as the case may be.
15.If at any time the Corporation or the Committee shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock to be paid upon the vesting of this Award upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance of such shares of Stock in satisfaction of the vested Units hereunder, such Stock shall not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation and the Committee. In addition, the Corporation may at any time require, as a condition to the issuance or delivery of such Stock, that the Participant represent in writing that he is acquiring such Stock for investment purposes only and not with a view to distribution and in such event, the Corporation may endorse an appropriate legend on the certificate representing the shares of Stock and cause the transfer agent to make an appropriate notation on its books with respect to such shares.
16.The Corporation and Committee make no representations concerning the tax consequences of the Award under Code Section 409A or any other federal, state or local tax law. Tax consequences will depend, in part, upon the application of relevant tax law, including Code Section 409A, to the relevant facts and circumstances. Participants should consult a competent and independent tax advisor regarding the tax consequences of the Award.
17.This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.
[SIGNATURE PAGE TO FOLLOW]

2018 Restricted Stock Unit Award - Directors
Draft of 2/12/18

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
LCI INDUSTRIES
By:______________________
Date: May 24, 2018________

(Participant’s Signature)

(Date)

(Street Address):

(City, State, Zip Code)

(Social Security Number)

2018 Restricted Stock Unit Award - Directors
Draft of 2/12/18

BENEFICIARY DESIGNATION
I, _________________, designate the Beneficiary(ies) below to receive all of my benefits payable in accordance with the terms of a Restricted Stock Unit Award Agreement entered into as of May 24, 2018 between myself and LCI Industries and issued to me pursuant to the LCI Industries Equity Award and Incentive Plan, as Amended and Restated.
PRIMARY BENEFICIARY(IES)

Name	Percentage of Benefits	Relationship	Social Security Number

CONTINGENT BENEFICIARIES
(Will receive indicated portions of my Restricted Stock Unit Award referred to herein if no Primary Beneficiaries survive me)

Name	Percentage of Benefits	Relationship	Social Security Number

_________________________________________            ___________________________
Signature of Participant                                Date